ANTENNA PRODUCTS, INC.
                           1209 Orange Street
                       Wilmington, Delaware 19801

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD OCTOBER 30, 1998

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of
Antenna Products, Inc. will be held at the National Depository Office located at 405 W. Loop 820 South, Fort Worth, Texas on Friday, October 30, 1998 at 10:00 a.m. for the following purposes:

1) To elect four directors to serve for the ensuing year and until their respective successors are elected;

2) To ratify the appointment of Jackson & Rhodes, P.C. as the independent public auditors for FY99; and

3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The close of business on September 4, 1998 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at the meeting or any adjournment or adjournments thereof.

A copy of the Antenna Products, Inc. Form 10-KSB for fiscal 1998 is being mailed to stockholders with this Proxy Statement.

                       By the Order of the Board of Directors
                                              Gary W. Havener
                                                    President

                           ___________

August 21, 1998

Whether or not you plan to attend the meeting, please mark, date and sign the accompanying proxy and promptly return it in the enclosed envelope. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

                           ANTENNA PRODUCTS, INC.
                             1209 Orange Street
                         Wilmington, Delaware 19801

                                PROXY STATEMENT

         Annual Meeting of Stockholders to be held October 30, 1998

	This proxy statement is furnished in connection with the solicitation by the Board of Directors of Antenna Products, Inc. (the "Company" or "Antenna Products, Inc.") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on October 30, 1998, 405 W. Loop 820 South, Fort Worth, Texas and at any adjournment thereof. This proxy statement and the proxies solicited hereby are first being sent or delivered to stockholders on or about September 10, 1998.

EXPENSES OF SOLICITATION
------------------------
	The cost of soliciting proxies will be borne by the Company including expenses in connection with the preparation and mailing of this proxy statement and all papers which now accompany or may hereafter supplement it. The solicitation will be made by mail. The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of proxies, proxy material and annual reports as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses.

VOTING
------
	A stockholder may revoke a proxy at any time prior to its use. If it is signed properly by the stockholder and is not revoked, it will be voted at the meeting. If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted FOR management's nominees listed below under Election of Directors and the ratification of the appointment of Jackson & Rhodes, P.C.

	Only stockholders of record at the close of business on September 4, 1998 will be entitled to vote at the meeting. The total number of issued and outstanding shares of common stock of the Company, $0.01 par value, ("Common Stock") as of September 4, 1998 is 1,862,928 shares, each share having one vote. There are no other issued or authorized classes of stock of the Company.

	Only votes cast in person or by proxy will be counted at the meeting. Abstentions, if any, will be reflected in the minutes of the meeting.

ELECTION OF DIRECTORS
---------------------
	Four (4) Directors are to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and have qualified. The Company bylaws allow from one to twelve directors. It is the intention of the persons named in the accompanying form of proxy to vote for the nominees listed. All nominees have indicated their willingness to serve for the ensuing term, but if any nominee is unable or should decline to serve as a Director at the date of the Annual Meeting, it is the intention of the persons named in the proxy to vote for such other person or persons as they in their discretion shall determine. Proxies will not be voted, however, for more than four nominees. The ages of the nominees, their principal occupations or employment during the past five years, and other data regarding them, based upon information received from them are as follows:

                                                    										Director
Name			                Age		Principal Occupation			           Since
----                   ---  --------------------              ---------
Gary W. Havener		      57		 President and Chief Executive
                            Officer,Antenna Products, Inc.;
                            Sole Director and President,
                            Antenna Products Corp.,wholly
                            owned subsidiary of Antenna
                            Products, Inc; President, Sinan
                            Corp.                              January 1992

Sam B. Ligon		        59		  President, Jokari/US, Inc.		       January 1992

Clark D. Wraight		    54		  Vice President and Secretary
                            Treasurer, Antenna Products,
                            Inc.; Vice President and
					                       General Manager, Antenna Products
                            Corp.; and President, Thirco, Inc.		October 1996

William Poulin 		     51		  President and CEO, Premier
                            Aviation                            June 1998

	Mr. Havener has served as the Sole Director of Antenna Products Corporation, the wholly owned subsidiary of the Company, since 1986. Mr. Havener has served as the President of Antenna Products Corporation since January 1996. Since December 1984 Mr. Havener has served as the President of Sinan Corp., an investment company. Sinan Corp. is not a parent, subsidiary or affiliate of the Company.

	Mr. Sam B. Ligon has been President of Jokari/US, Inc. since 1974, the principal business of which is the design, distribution and sale of housewares. Jokari/US, Inc. is not a parent, subsidiary or affiliate of the Company.

	Clark D. Wraight was appointed by the Board of Directors as Vice President and Secretary Treasurer of Antenna Products, Inc. in January 1996. Mr. Wraight has been employed with Antenna Products since 1979 and has served as an officer of the Company since 1981. Mr. Wraight currently serves as Vice President and General Manager of Antenna Products and President of Thirco, Inc. a wholly owned subsidiary of the Company.

William Poulin was recently appointed as President and CEO of Premier Aviation in Grand Prairie, Texas. Prior to that he served as President and General Manager of BFGoodrich Electrical Systems Division a manufacturer of aerospace electronics and BFGoodrich Engineered
Polymer Products a manufacturer of advanced composite materials.
Premier Aviation is not a parent, subsidiary or affiliate of the Company.

SECURITY OWNERSHIP
------------------
	The following table set forth the beneficial ownership of the Company's Common Stock as of September 4, 1998, (a) by each director,
(b) by the named executive officers, and (c) by all persons known to the Company to be the beneficial owners of more that 5% of the Company's Common Stock and (d) all directors and executive officers as a group.

Name and Address	       		   Shares Owned Directly		      Percent of
of Beneficial Owners (3)	   	and Indirectly			            Class (2)
------------------------     ---------------------        ----------
Gary W. Havener
Sinan Corp.                  				791,336	                  42.48%
P.O. Box 121697
Ft. Worth, TX 76121

Asset Value Fund Limited
Partnership
P.O. Box 74				                  108,000	              				5.80%
Bedminister, NJ  07921

Clark D. Wraight
Antenna Products Corporation   		145,710			               	7.82%
101 S.E. 25th Ave.
Mineral Wells, TX 76067

Ross L. Bell
Antenna Products Corporation    		96,870				               5.20%
101 S.E. 25th Ave.
Mineral Wells, TX 76067

All directors and officers     			937,046				             50.30%
of Antenna Products, Inc.
As a group (Two Persons)

_____

(1) Sinan Corp., wholly owned by Mr. Havener and his children, owns of record 397,390 of these shares representing 21.33% of the total outstanding shares. Mr. Havener as President of Sinan Corp., has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by Sinan Corp.

(2) Based on total outstanding shares of 1,862,928 as of September 4, 1998.

(3) The persons named herein have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the Texas laws for personal holding companies, as applicable.


EXECUTIVE COMPENSATION
----------------------
	The following table sets forth certain information regarding compensation paid during each of the last three fiscal years to the Chief Executive Officer of the Company.

SUMMARY COMPENSATION TABLE
--------------------------
Name and Principal Position				              Annual Compensation
---------------------------                  -------------------
				                        Fiscal Year					              Other Annual
				                        Ended May 31 	Salary ($)	Bonus ($) Compensation ($)
                            ------------  ---------- --------- ----------------
G.W. Havener             		    	1998	     $0         $0				    $1,500(1)
Chairman, President and CEO                                    $98,000(2)

				                            1997		    $0       		$0		      $1,000(1)
										                                                     $98,000(2)
                            				1996    		$0	       	$0	      	$1,000(1)
										                                                     $98,000(3)
______

(1) Antenna Products, Inc. Director's Fee
(2) 1997 Antenna Products Corp. Director's Fee - $57,167 paid and $40,833 accrued.
(3) 1996 accrued Director's Fee, Paid in FY97.

BOARD MEETINGS AND COMMITTEES
-----------------------------
	The Board of Directors of the Company held three meetings in the fiscal year ended May 31, 1998. Gary Havener, Sam Ligon, Clark
Wraight, and Robert Taylor, Jr. were in attendance at each meeting.

	The Board of Directors has an audit committee, majority of which are independent Directors.

COMPENSATION OF DIRECTORS
-------------------------
	Compensation for Antenna Products, Inc. Board members is set at $500 for each board meeting attended. A total of $1,500 was paid to Gary Havener, Sam Ligon, Clark Wraight, and Robert Taylor, Jr. in the fiscal year ended May 31, 1998.

CERTAIN TRANSACTIONS
--------------------
None.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

	Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC").
Such officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

	Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended May 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders have been filed.

APPOINTMENT OF INDEPENDENT AUDITORS
-----------------------------------
	On December 11, 1992, the Board of Directors of Antenna Products, Inc. (the "Company") adopted a resolution appointing Jackson & Rhodes, P.C., 8140 Walnut Hill Lane, Suite 800 Dallas, Texas 75231 as the
Company's principal accounting firm to audit the Company's financial statements.

	Subject to ratification by the stockholders, the Board of Directors appointed Jackson & Rhodes, P.C., independent auditors, to serve for the fiscal year ending May 31, 1999.

	Jackson & Rhodes, P.C. has informed management that it will send a representative to the Annual Meeting and that such representative may make a statement to the meeting if he so desires and will be available to answer any questions that might arise in connection with the audit of the Company and its subsidiaries.

DEADLINE FOR STOCKHOLDER PROPOSALS
----------------------------------
	Proposals of stockholders intended to be presented at the Annual Meeting in October 1999 must be received by the Company not later than May 9, 1999, for inclusion in its Proxy Statement and form of proxy relating to that meeting.

OTHER MATTERS
-------------
	The Board of Directors knows of no business other than that set forth in items 1 and 2 of the Notice of Annual Meeting of Stockholders that is expected to be brought before the meeting. However, if any other matters, not now known or determined, come before the meeting, the persons named in the proxy furnished herewith will vote according to their best judgment in the interest of the Company.

	Insofar as any of the information in the Proxy Statement may rest particularly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

                                   By Order of the Board of Directors
                                                      Gary W. Havener
                                                            President

August 21, 1998

Whether or not you plan to attend the meeting, please mark, date and sign the enclosed proxy exactly as your name appears thereon and mail it promptly in the enclosed envelope to:

                  Harris Trust Company of New York
                          Wall Street Station
                             P.O. Box 1010
                       New York, NY  10269-0523